UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado , USA 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada, H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Underwriting Agreement

On May 22, 2024, Molson Coors Beverage Company (the “Company”) and certain subsidiaries of the Company (the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, Merrill Lynch International, Bank of Montreal, London Branch, J.P. Morgan Securities plc, RBC Europe Limited, Scotiabank (Ireland) Designated Activity Company, Capital One Securities, Inc., Mizuho International plc, Siebert Williams Shank & Co., LLC, UniCredit Bank GmbH, U.S. Bancorp Investments, Inc., ING Bank N.V., Belgian Branch, Lloyds Securities Inc., Morgan Stanley & Co. International plc and PNC Capital Markets LLC as underwriters, in connection with the proposed offer and sale by the Company of €800.0 million aggregate principal amount of its 3.800% Senior Notes due 2032 (the “Notes”).

The Underwriting Agreement contains representations by the Company and the Guarantors and indemnification on certain matters in favor of the underwriters named therein. A copy of the Underwriting Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

The Company expects to issue the Notes on May 29, 2024.

The offering of the Notes was made pursuant to a final prospectus supplement, dated May 22, 2024 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2024, and a base prospectus, dated February 20, 2024, filed as part of the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-277183) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on February 20, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document Description
99.1	Underwriting Agreement, dated as of May 22, 2024, by and among Molson Coors Beverage Company, the guarantors party thereto and Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, Merrill Lynch International, J.P. Morgan Securities plc, RBC Europe Limited, Scotiabank (Ireland) Designated Activity Company, Capital One Securities, Inc., Mizuho International plc, Siebert Williams Shank & Co., LLC, UniCredit Bank GmbH, U.S. Bancorp Investments, Inc., ING Bank N.V., Belgian Branch, Lloyds Securities Inc., Morgan Stanley & Co. International plc and PNC Capital Markets LLC, as underwriters.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 24, 2024	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary

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